As filed with the Securities and Exchange Commission on July 21, 1999.

                                  Registration Nos. 333-82307 and 333-82307-01
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                 AMENDMENT NO. 2
                                       TO
                                    FORM S-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      ------------------------------------


    TXU EASTERN FUNDING COMPANY                 TXU EASTERN HOLDINGS LIMITED
   (EXACT NAME OF REGISTRANT AS                (EXACT NAME OF REGISTRANT AS
     SPECIFIED IN ITS CHARTER)                   SPECIFIED IN ITS CHARTER)

         ENGLAND AND WALES                           ENGLAND AND WALES
  (STATE OR OTHER JURISDICTION OF             (STATE OR OTHER JURISDICTION OF
  INCORPORATION OR ORGANIZATION)              INCORPORATION OR ORGANIZATION)

               7389                                        6719
(Primary Standard Industrial                   (Primary Standard Industrial
Classification Code Number)                     Classification Code Number)

            98-0203668                                  98-0188080
(I.R.S. Employer Identification No.)       (I.R.S. Employer Identification No.)

            Crown House                                 Crown House
            51 Aldwych                                  51 Aldwych
     London, England WC2B 4AX                    London, England WC2B 4AX
        011-44-171-420-4000                         011-44-171-420-4000

      (ADDRESS, INCLUDING ZIP CODE,              (ADDRESS, INCLUDING ZIP CODE,
 AND TELEPHONE NUMBER, INCLUDING AREA CODE,     AND TELEPHONE NUMBER, INCLUDING
OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)     AREA CODE, OF OF REGISTRANT'S
                                                   PRINCIPAL EXECUTIVE OFFICES)

ROBERT A. WOOLDRIDGE, Esq.    PETER B. TINKHAM, Esq.  ROBERT J. REGER, JR., Esq.
   Worsham, Forsythe              Secretary            Thelen Reid & Priest LLP
   & Wooldridge, L.L.P.           TXU Corp              40 West 57th Street
   1601 Bryan Street           1601 Bryan Street       New York, New York 10019
  Dallas, Texas  75201        Dallas, Texas  75201        (212) 603-2000
    (214) 979-3000             (214) 812-4600

   (NAMES AND ADDRESSES, INCLUDING ZIP CODES, AND TELEPHONE NUMBERS, INCLUDING
                       AREA CODES, OF AGENTS FOR SERVICE)
                      ------------------------------------

      It is respectfully requested that the Commission send copies of all notices, orders and communications to:

     RICHARD L. HARDEN, Esq.       JOHN BUCHANAN             PHILIP ELLIS
       Winthrop, Stimson,      Secretary, TXU Eastern    Secretary, TXU Eastern
        Putnam & Roberts          Funding Company          Holdings Limited
   One Battery Park Plaza      c/o Eastern Group plc     c/o Eastern Group plc
New York, New York 10004-1490     Wherstead Park            Wherstead Park
      (212) 858-1000             Ipswich, Suffolk,         Ipswich, Suffolk,
                                  England IP9 2AQ           England IP9 2AQ
                                011-44-1473-55-3102       011-44-1473-55-3102

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21.  EXHIBITS.

                  PREVIOUSLY FILED*
           --------------------------------

EXHIBIT    WITH FILE NUMBER     AS EXHIBIT
-------    ----------------     ----------

3(a)             **                 3(a)    --   Memorandum of Association of
                                                 TXU Eastern Funding Company.
3(b)             **                 3(b)    --   Articles of Association of TXU
                                                 Eastern Funding Company.
3(c)             **                 3(c)    --   Memorandum of Association of
                                                 TXU Eastern Holdings Limited.
3(d)             **                 3(d)    --   Articles of Association of TXU
                                                 Eastern Holdings Limited.
4(a)             **                 4(a)    --   Indenture (For Unsecured Debt
                                                 Securities) dated May 1, 1999.
4(b)             **                 4(b)    --   Officer's Certificate
                                                 establishing 6.15% senior notes
                                                 due May 15, 2002 and 6.15%
                                                 exchange senior notes due May
                                                 15, 2002, with the forms of
                                                 notes attached thereto.
4(c)             **                 4(c)    --   Officer's Certificate
                                                 establishing 6.45% senior notes
                                                 due May 15, 2005 and 6.45%
                                                 exchange senior notes due May
                                                 15, 2005, with the forms of
                                                 notes attached thereto.
4(d)             **                 4(d)    --   Officer's Certificate
                                                 establishing 6.75% senior notes
                                                 due May 15, 2009 and 6.75%
                                                 exchange senior notes due May
                                                 15, 2009 with the forms of
                                                 notes attached thereto.
4(e)             **                 4(e)    --   Registration Rights Agreement
                                                 with respect to the senior
                                                 notes.
4(f)             **                 4(f)    --   Deposit Agreement with respect
                                                 to the senior notes and the
                                                 exchange senior notes.
4(g)             **                 4(g)    --   Form of Letter of Transmittal.
5(a)             **                 5(a)    --   Opinion and Consent of E.J.
                                                 Lean, General Counsel to TXU
                                                 Eastern Funding Company and TXU
                                                 Eastern Holdings Limited.
5(b)             **                 5(b)    --   Opinion and Consent of Worsham,
                                                 Forsythe & Wooldridge, L.L.P.,
                                                 United States counsel to TXU
                                                 Eastern Funding Company and TXU
                                                 Eastern Holdings Limited.
5(c)             **                 5(c)    --   Opinion and Consent of Thelen
and                                 and          Reid & Priest LLP, special
8(a)                                8(a)         United States and counsel to
                                                 TXU Eastern Funding Company and
                                                 TXU Eastern Holdings Limited.
8(b)             ***                8(b)    --   Opinion of Norton Rose, English
                                                 legal advisers to TXU Eastern
                                                 Funding Company and TXU Eastern
                                                 Holdings Limited.
10(a)            1-12833            10(a)   --   Facilities Agreement for(pound)
                Form 10-Q                        1,275,000, Credit Facilities,
             (Quarter ended                      dated March 24, 1999, among TXU
             March 31, 1999)                     Eastern Holdings Limited, TU
                                                 Finance (No. 2) Limited, TU
                                                 Acquisitions Limited, Chase
                                                 Manhattan Bank plc, Lehman
                                                 Brothers International
                                                 (Europe), Merrill Lynch Capital
                                                 Corporation and the other banks
                                                 named therein.
10(b)            1-12833            99(a)   --   Facility Agreement for(pound)
               Form 10-Q                         250,000,000 Revolving Credit
             (Quarter ended                      Facility, dated May 21, 1998,
           September 30, 1998)                   among Eastern Electricity plc,
                                                 and Chase Mahhattan plc, Lehman
                                                 Brothers International and
                                                 Merrill Lynch Capital
                                                 Corporation as Joint Lead
                                                 Arrangers, and The Chase
                                                 Manhattan Bank, Lehman
                                                 Commercial Paper Inc. and
                                                 Merrill Lynch Capital
                                                 Corporation as Underwriters.
10(c)        333-8008 and           4.1     --   Indenture, dated as of October
               333-8008-1                        16, 1997, among Energy Group
                                                 Overseas  B.V. (EGO), The
                                                 Energy Group PLC and The Bank
                                                 of New York, as Trustee.
10(d)        333-8008 and           4.2     --   Form of 7.375% Series B
               333-8008-1                        Guaranteed note of EGO due
                                                 2017.

                  PREVIOUSLY FILED*
           -------------------------------

EXHIBIT    WITH FILE NUMBER     AS EXHIBIT
-------    ----------------     ----------

10(e)        333-8008 and           4.3     --   Form of 7.500% Series B
               333-8008-1                        Guaranteed note of EGO due
                                                 2027.
10(f)            1-14576            3.10    --   Deed of Assignment of Rents,
             Form 20-F, dated                    dated as of October 28, 1996,
             January 27, 1997                    among Eastern Merchant
                                                 Properties Limited (EMPL),
                                                 Eastern Group Finance Limited,
                                                 Barclays Bank PLC (as agent)
                                                 and the banks listed therein.
10(g)            1-14576            3.11    --   Standby Credit Facility
             Form 20-F, dated                    Agreement, dated as of
             January 27, 1997                    October 18, 1996, among
                                                 EMPL and Eastern Merchant
                                                 Generation Limited (EMGL) (as
                                                 borrowers), Eastern Group plc
                                                 (Eastern) and Eastern
                                                 Generation Limited ((as
                                                 guarantors), Eastern
                                                 Electricity plc (EE), The
                                                 Industrial Bank of Japan,
                                                 Limited (as arranger and
                                                 agent), The Bank of Nova
                                                 Scotia, the Dai-ichi Kangyo
                                                 Bank, Limited, The Royal Bank
                                                 of Scotland plc and Societe
                                                 Generale (as co-arrangers),
                                                 and the financial institutions
                                                 listed therein.
10(h)            ***                10(h)   --   Pooling and Settlement
                                                 Agreement dated 30 March 1990,
                                                 as amended as of 15 April 1999,
                                                 among Eastern Electricity plc,
                                                 National Grid Company plc and
                                                 other parties.
10(i)                                       --   Master Connection and Use of
                                                 System Agreement dated as of
                                                 30 March 1990 among the
                                                 National Grid Company plc and
                                                 its users (including Eastern
                                                 Electricity plc).
10(j)                                       --   Lease of land and premises
                                                 known as West Burton,
                                                 Ironbridge and Rugeley B Power
                                                 Stations dated 27 June  1996
                                                 from National Power PLC to
                                                 Eastern Merchant Properties
                                                 Limited and Eastern Group PLC.
10(k)                                       --   Sublease of land and premises
                                                 known as West Burton,
                                                 Ironbridge and Rugeley B Power
                                                 Stations dated 27 June  1996
                                                 from Eastern Merchant
                                                 Properties Limited to Eastern
                                                 Merchant Generation Limited
                                                 and Eastern Group PLC.
10(l)                                       --   Lease of commercial premises
                                                 at High Marnham, Newark,
                                                 Nottinghamshire dated 2 July
                                                 1996 between PowerGen plc and
                                                 Eastern Merchant Properties
                                                 Limited.
10(m)                                       --   Underlease of commercial
                                                 premises at High Marnham,
                                                 Newark, Nottinghamshire dated
                                                 2 July 1996 between Eastern
                                                 Merchant Properties Limited
                                                 and Eastern Merchant
                                                 Generation Limited.
10(n)                                       --   Lease of commercial premises
                                                 at Drakelow, Burton-on-Trent,
                                                 Staffordshire dated 2 July
                                                 1996 between PowerGen plc and
                                                 Eastern Merchant Properties
                                                 Limited.
10(o)                                       --   Underlease of commercial
                                                 premises at Drakelow, Burton-
                                                 on-Trent, Staffordshire dated
                                                 2 July 1996 between Eastern
                                                 Merchant Properties Limited
                                                 and Eastern Merchant
                                                 Generation Limited.
12(a)            **                 12(a)   --   Computation of Ratio of
                                                 Earnings to Fixed Charges for
                                                 TXU Eastern Holdings Limited.
12(b)            **                 12(b)   --   Computation of Ratio of
                                                 Earnings to Fixed Charges for
                                                 Eastern Group plc and
                                                 Subsidiaries (US GAAP basis).
12(c)            **                 12(c)   --   Computation of Ratio of
                                                 Earnings to Fixed Charges for
                                                 Earnings to Fixed Charges for
                                                 Eastern Group plc and
                                                 Subsidiaries (UK GAAP basis).
21(a)            **                 21(a)   --   List of subsidiaries of TXU
                                                 Eastern Holdings Limited.
23(a)            **                 23(a)   --   Consent of
                                                 PricewaterhouseCoopers.
23(b)            **                 23(b)   --   Consent of E.J. Lean (included
                                                 in Opinion filed as Exhibit
                                                 5(a) hereto).

                  PREVIOUSLY FILED*
           -------------------------------

EXHIBIT    WITH FILE NUMBER     AS EXHIBIT
-------    ----------------     ----------

23(c)            **                 23(c)   --   Consent of Worsham, Forsythe &
                                                 Wooldridge, L.L.P. (included
                                                 in Opinion filed as Exhibit
                                                 5(b) hereto).
23(d)            **                 23(d)   --   Consent of Thelen Reid &
                                                 Priest LLP (included in
                                                 Opinion filed as Exhibits 5(c)
                                                 and 8(a) hereto).
23(e)            **                 23(e)   --   Consent of Norton Rose.
24(a)            **                 24(a)   --   Power of Attorney for TXU
                                                 Eastern Funding Company (see
                                                 Page II-7).
24(b)            **                 24(b)   --   Power of Attorney for TXU
                                                 Eastern Holdings Limited (see
                                                 Page II-8).
25(a)            **                 25(a)   --   Statement on Form T-1 of The
                                                 Bank of New York relating to
                                                 the Indenture (For Unsecured
                                                 Debt Securities) dated May 1,
                                                 1999.
27(a)                               27(a)   --   Amended Financial Data
                                                 Schedule.
99(a)            **                 99(a)   --   Form of Exchange Agent
                                                 Agreement.

------------------------------------
*        Incorporated herein by reference.
**       Previously filed with the original Registration Statement
         (Nos. 333-82307 and 333-82307-01) on July 2, 1999.
*** Previously filed with Amendment No. 1 to the Registration Statement (Nos. 333-82307 and 333-82307-01) on July 9, 1999.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK, ON THE 21ST OF JULY, 1999.

                                               TXU EASTERN FUNDING COMPANY

                                               BY  /S/ ROBERT J. REGER, JR.
                                                   -----------------------------
                                                    (ROBERT J. REGER, JR., ESQ.,
                                                     ATTORNEY-IN-FACT)



     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

            SIGNATURES                                TITLE           DATE


             ERLE NYE*
     ------------------------                 PRINCIPAL EXECUTIVE
            (ERLE NYE)                        OFFICER AND DIRECTOR


        MICHAEL J. MCNALLY*                   PRINCIPAL FINANCIAL
     ------------------------                 OFFICER, PRINCIPAL
       (MICHAEL J. MCNALLY)                   ACCOUNTING OFFICER
                                              AND DIRECTOR


         H. JARRELL GIBBS*                    DIRECTOR             JULY 21, 1999
     ------------------------
        (H. JARRELL GIBBS)


       ROBERT A. WOOLDRIDGE*                  DIRECTOR
     ------------------------
      (ROBERT A. WOOLDRIDGE)


*BY: /S/ ROBERT J. REGER, JR.                 AUTHORIZED REPRESENTATIVE
     ------------------------                 IN THE UNITED STATES AND
      (ROBERT J. REGER, JR.)                  ATTORNEY-IN-FACT

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF DALLAS, STATE OF TEXAS, ON JULY 21, 1999.

                                               TXU EASTERN HOLDINGS LIMITED

                                               BY  /S/ ROBERT J. REGER, JR.
                                                   -----------------------------
                                                   (ROBERT J. REGER, JR., ESQ.,
                                                    ATTORNEY-IN-FACT)


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

            SIGNATURES                                TITLE           DATE


             ERLE NYE*
  -------------------------------             PRINCIPAL EXECUTIVE
            (ERLE NYE)                        OFFICER AND DIRECTOR


        MICHAEL J. MCNALLY*                   PRINCIPAL FINANCIAL
  -------------------------------             OFFICER, PRINCIPAL
       (MICHAEL J. MCNALLY)                   ACCOUNTING OFFICER
                                              AND DIRECTOR


       ROBERT A. WOOLDRIDGE*                  DIRECTOR
  -------------------------------
      (ROBERT A. WOOLDRIDGE)


       DEREK CHARLES BONHAM*                  DIRECTOR             JULY 21, 1999
  -------------------------------
      (DEREK CHARLES BONHAM)


         H. JARRELL GIBBS*                    DIRECTOR
  -------------------------------
        (H. JARRELL GIBBS)


         PAUL COLIN MARSH*                    DIRECTOR
  -------------------------------
        (PAUL COLIN MARSH)


    PHILIP GEORGE TURBERVILLE*                DIRECTOR
  -------------------------------
    (PHILIP GEORGE TURBERVILLE)


           JAMES WHELAN*                      DIRECTOR
  -------------------------------
          (JAMES WHELAN)


*BY: /S/ ROBERT J. REGER, JR.                 AUTHORIZED REPRESENTATIVE
     ----------------------------             IN THE UNITED STATES AND
      (ROBERT J. REGER, JR.)                  ATTORNEY-IN-FACT

                                  EXHIBIT INDEX



Exhibit            Description
-------            -----------

10(i)      --      Master Connection and Use of System Agreement dated as of
                   30 March 1990 among the National Grid Company plc and its users (including Eastern Electricity plc).

10(j)      --      Lease of land and premises known as West Burton, Ironbridge and Rugeley B Power Stations dated 27 June 1996 from National
                   Power PLC to Eastern Merchant Properties Limited and Eastern
                   Group PLC.

10(k)      --      Sublease of land and premises known as West Burton,
                   Ironbridge and Rugeley B Power Stations dated 27 June 1996 from Eastern Merchant Properties Limited to Eastern Merchant
                   Generation Limited and Eastern Group PLC.

10(l)      --      Lease of commercial premises at High Marnham, Newark,
                   Nottinghamshire dated 2 July 1996 between PowerGen plc and
                   Eastern Merchant Properties Limited.

10(m)      --      Underlease of commercial premises at High Marnham, Newark,
                   Nottinghamshire dated 2 July 1996 between Eastern Merchant
                   Properties Limited and Eastern Merchant Generation Limited.

10(n)      --      Lease of commercial premises at Drakelow, Burton-on-Trent,
                   Staffordshire dated 2 July 1996 between PowerGen plc and
                   Eastern Merchant Properties Limited.

10(o)      --      Underlease of commercial premises at Drakelow,
                   Burton-on-Trent, Staffordshire dated 2 July 1996 between
                   Eastern Merchant Properties Limited and Eastern Merchant
                   Generation Limited.

27(a)      --      Amended Financial Data Schedule